UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2023

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 Division Street
Campbell,	California	95008
(Address of principal executive offices)		(Zip Code)
(408) 610-3915
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	VLD	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	VLD WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2023, Velo3D, Inc. (the “Company”) issued a press release announcing certain preliminary and unaudited financial results for the year ended December 31, 2022, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

The Company has not completed the preparation of its consolidated financial statements for the year ended December 31, 2022. The preliminary, unaudited results presented in the press release as of and for the fourth quarter and year ended December 31, 2022 are based on current expectations and are subject to adjustment, as the Company completes the preparation of its 2022 year-end consolidated financial statements. These preliminary, unaudited results are not a comprehensive statement of the Company’s financial results for these periods and should not be viewed as a substitute for financial statements prepared in accordance with generally accepted accounting principles. Actual results may differ materially from those disclosed in the press release. The preliminary financial data included in the press release has been prepared by, and is the responsibility of, Velo3D, Inc.’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. In addition, the Company’s assessment of the effectiveness of its internal control over financial reporting as of December 31, 2022 will not be completed until sometime in March 2023 and, accordingly, the Company has not made any conclusions as to whether if any of the material weaknesses previously identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 have been remediated. In addition, the Company will report an additional material weakness in its internal control over financial reporting related to its design and controls over the existence of inventory and the completeness and accuracy of cost of revenue.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Velo3D, Inc., dated February 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	February 6, 2023	By:	/s/ William McCombe
		Name:	William McCombe
		Title:	Chief Financial Officer